SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Data of Report (Date of earliest event reported)  May 13, 2003
                                                           ------------

                         Commission file number  0-16079
                                                --------


                             AIR METHODS CORPORATION
                             -----------------------
             (Exact name of Registrant as Specified in Its Charter)


          Delaware                                       84-0915893
          --------                                       ----------
(State or Other Jurisdiction of                       (I.R.S. Employer
 Incorporation or Organization)                     Identification Number)


7301  South  Peoria,  Englewood,  Colorado                     80112
------------------------------------------                     -----
 (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's Telephone Number, Including Area Code (303) 792-7400
                                                           --------------


     Former Name, Former Address and Former Fiscal Year, if Changed Since Last
                                  Report:  N/A

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed as part of this report:

     99.1     Press Release dated May 13, 2003



ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION)


On May 13, 2003, Air Methods Corporation ("the Comapny") announced its consolidated financial results for the quarter ended March 31, 2003. A copy of the Company's earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in this report on Form 8-K, including
Exhibit 99.1, is being furnished pursuant to Item 12 of Form 8-K under Item 9 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583. The information contained in this report on Form 8-K, including
Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    AIR METHODS CORPORATION



Date:  May 13, 2003                 By  /s/  Aaron D. Todd
                                    --------------------------------------------
                                      On behalf of the Company, and as Principal
                                      Financial and Accounting Officer